Related-Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related-Party Transactions

10. Related-Party Transactions

On August 30, 2011, the Company entered into notes payable totaling $610,000 with an officer and a company in which the officer is a general partner. The notes bore interest at 15% and were converted into common stock on October 13, 2011.

On October 13, 2011, the Company entered into promissory notes receivable from two minority stockholders that totaled $31,968. The terms of the agreements allowed for the assessment of interest at 8% per year, with the notes maturing and payable on December 31, 2011. In the event that the notes were not paid upon maturity, the interest rate was to immediately increase to 15% per year and the stockholders would forfeit 16,667 shares of their common stock per month, up to 200,000 shares, until the notes were paid in full. During the year, the Company received total payments of $7,988 of which $5,941 was applied towards principal and $2,047 to interest. As of December 31, 2012, the amount owed was $28,800 of which $2,215 related to interest and all 200,000 shares of common stock had been forfeited by the owners and returned to the Company. As no resolution of this debt has been identified, an allowance has been provided against the full amount of the notes receivable.